UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 19, 2003
                                                 -----------------------------


MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Alternative Loan Trust 2003-5 Mortgage Pass-Through Certificates, Series 2003-5)


               MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                 333-101254                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                10019
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      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   ----------------------------



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        (Former name or former address, if changed since last report)

ITEM 5.     Other Events

            Attached as exhibits are certain Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
--------------                                   -----------
        99                                       Collateral Term Sheets prepared
                                                 by UBS Warburg LLC in
                                                 connection with MASTR
                                                 Alternative Loan Trust 2003-5
                                                 Mortgage Pass-Through
                                                 Certificates, Series 2003-5

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


May 19, 2003

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director


                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
--------------            -----------                             -----------

        99                Collateral Term Sheets                      E
                          prepared by UBS Warburg LLC
                          in connection with MASTR
                          Alternative Loan Trust
                          2003-5 Mortgage Pass-Through
                          Certificates, Series 2003-5